Exhibit 1.1

                   AMERICAN HOME MORTGAGE INVESTMENT CORP.

                            SHARES OF COMMON STOCK
                      WARRANTS TO PURCHASE COMMON STOCK
                          SHARES OF PREFERRED STOCK
                     WARRANTS TO PURCHASE PREFERRED STOCK
                               DEBT SECURITIES

                            UNDERWRITING AGREEMENT

Dated:   ______________, ____

[NAME OF UNDERWRITER]
[ADDRESS OF UNDERWRITER]

Ladies and Gentlemen:

            American Home Mortgage Investment Corp., a Maryland corporation that has elected to be taxed as a real estate investment trust (the "Company"), confirms its agreement with each of the Underwriters listed on Schedule I hereto
(collectively, the "Underwriters"), for whom [      ] are acting as
representatives (in such capacity, the "Representatives"), with respect to (i)
the sale by the Company of (a) [      ] shares of Common Stock, par value $0.01
per share, of the Company ("Common Stock"), (b) [      ] shares of preferred
stock, par value $0.01 per share, of the Company ("Preferred Stock"), (c)
[      ] warrants to purchase Common Stock ("Common Stock Warrants"), (d)
[      ] warrants to purchase Preferred Stock ("Preferred Stock Warrants")
and/or (e) $[      ] in aggregate principal amount of debt securities of the
Company ("Debt Securities"), or any combination thereof (the "Initial Securities"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number or amount of Initial Securities set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of
[      ] additional shares of Common Stock, [      ] additional shares of
Preferred Stock, [      ] additional Common Stock Warrants, [      ] additional
Preferred Stock Warrants and/or an additional $[      ] in Debt Securities to
cover over-allotments (the "Option Securities"), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective number or amount of Option Securities set forth opposite the names of the Underwriters in
Schedule I hereto. The Initial Securities to be purchased by the Underwriters and all or any part of the Option Securities subject to the option described in Section l(b) hereof are hereinafter referred to collectively as the "Securities."

            The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

            The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (No. 333-_____) and a related preliminary

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prospectus for the registration of the Securities under the Securities Act of
1933, as amended (the "Securities Act"), and the rules and regulations thereunder. The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it became effective (including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) under the Securities Act) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) under the Securities Act is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each preliminary prospectus included in the registration statement, or amendments thereof or supplements thereto before it became effective under the Securities Act, and any preliminary prospectus supplement filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(b) under the Securities Act is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus relating to the Securities, as first filed with the Commission pursuant to Rule 424(b) under the Securities Act, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. Any reference herein to the Registration Statement, the Prospectus, any Preliminary Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement," with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus, shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

            The Company and the Underwriters hereby agree as follows:

            1. Sale and Purchase:

                  (a) Initial Securities. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at
            the purchase price of [      ], the Company agrees to sell to the
            Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number or amount of Initial Securities set forth in Schedule I opposite such Underwriter's name, plus any additional number or amount of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from


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            time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriters may determine.

                  (b) Option Securities. In addition, upon the basis of the
            warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph
            (a), the Company hereby grants an option to purchase to the Underwriters, acting severally and not jointly, in the respective number or amount of Option Securities set forth opposite the names of the Underwriters in Schedule I hereto, plus any additional number of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than ten full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase the number of Option Securities which the Company has been advised by the Representatives have been attributed to such Underwriter or, if the Company has not been so advised, that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price of the Option Securities after the initial public offering to such extent as the Underwriters may determine.

            2. Payment and Delivery:

                  (a) Initial Securities. Payment of the purchase price for the
            Initial Securities shall be made to the Company by wire transfer of immediately available funds against delivery of the certificates for the Initial Securities to the Representatives through the facilities of the Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on the third (or fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representatives and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time." Electronic transfer of the Initial Securities shall be made to the Representatives at


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

            the Closing Time in such names and in such denominations as the Representatives shall specify.

                  (b) Option Securities. In addition, payment of the purchase price for the Option Securities shall be made to the Company by wire transfer of immediately available funds against delivery of the certificates for the Option Securities to the Representatives through DTC for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on each Date of Delivery determined pursuant to Section 1(b) above. The time at which such payment and delivery are actually made is hereinafter sometimes called the "Option Closing Time." Electronic transfer of the Option Securities shall be made to the Representatives at the Option Closing Time in such name and in such denominations as the Representatives shall specify.

            3. Representations and Warranties of the Company:

            The Company represents and warrants to the Underwriters that:

                  (a) the Company has an authorized and outstanding
            capitalization as set forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company and its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

                  (b) the Company and the Company's Subsidiaries each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to the Representatives, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Closing Time or, if later, the Option Closing Time;


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

                  (c) the Company and all of its Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses, and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified or licensed and in good standing, individually and in the aggregate, would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

                  (d) the Company and its Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

                  (e) neither the Company nor any of its Subsidiaries is in
            breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective articles of incorporation or charter or by-laws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually and in the aggregate, would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and the execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Securities to be sold by the Company in the manner set forth in the Prospectus Supplement (as defined in paragraph (i) below) under the caption "Use of Proceeds" will not
            (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the articles of incorporation or charter or bylaws of the Company or any of its Subsidiaries, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign


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

            law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of clause (ii) for such breaches or defaults which, individually and in the aggregate, would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or its Subsidiaries;

                  (f) this Agreement has been duly authorized, executed and
            delivered by the Company;

                  (g) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transaction contemplated hereby, and its issuance, sale and delivery of the Securities, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the Option Closing Time, as the case may be, under the Securities Act, (B) such approvals as have been obtained in connection with the approval of the listing of the Securities on the New York Stock Exchange and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters;

                  (h) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually and in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus; neither the Company nor any of its Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which, individually or in the aggregate, could be material and adverse to the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; and no such license, authorization, consent or approval contains a materially


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

            burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

                  (i) the Company meets the requirements for use of Form S-3;
            each of the Registration Statement and any Rule 462(b) Registration Statement, including the Prospectus and such amendments to such Registration Statement as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act, has been filed with the Commission and has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act; no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with; the Company has prepared and filed with the Commission pursuant to Rule 424(b) under the Securities Act a preliminary prospectus supplement subject to completion, dated June 14, 2002, for use in connection with the offering of the Securities (the "Preliminary Prospectus Supplement"); and a final prospectus supplement pertaining to the Securities (the "Prospectus Supplement") will be prepared and filed by the Company with the Commission in accordance with Rule 424(b) on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act);

                  (j) on the effective date of each part of the Registration
            Statement, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Time and, if later, the Option Closing Time, and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto) and any Preliminary Prospectus, including the financial statements included or incorporated by reference in the Prospectus, did or will comply in all material respects with all applicable provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will contain all statements required to be stated therein in accordance with the Securities Act and the Exchange Act; no part of the Registration Statement or any amendment thereto did or will, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; the Preliminary Prospectus did not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and the Option Closing Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration


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

            Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus; and the Company has not distributed any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Securities Act;

                  (k) the documents which are incorporated by reference in the
            Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference shall, when they are filed with the Commission, conform in all material respect, with the requirements of the Securities Act or the Exchange Act, as applicable;

                  (l) the Preliminary Prospectus was and the Prospectus
            delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

                  (m) all legal or governmental proceedings, contracts or
            documents of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been so filed, summarized or described as required;

                  (n) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state. local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or preventing the consummation of the transactions contemplated hereby;

                  (o) the financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash


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            flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included or incorporated by reference in the Registration Statement and the amounts in the Prospectus under the captions "Summary - Summary Financial Data" and "Selected Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included or incorporated by reference in the Registration Statement and the Prospectus; the unaudited pro forma financial information (including the related notes) included or incorporated by reference in the Prospectus or any Preliminary Prospectus complies as to form in all material respects to the applicable accounting requirements of the Securities Act and the rules and regulators thereunder, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified;

                  (p) Deloitte & Touche LLP whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission and incorporated by reference in the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the regulations thereunder;

                  (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (A) any material adverse change, or any development involving a prospective material adverse change in the business, properties, management, financial condition, shareholders equity or results of operation of the Company and its Subsidiaries taken as a whole, (B) any transaction which is material to the Company or its Subsidiaries, (C) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, (D) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; neither the Company nor its Subsidiaries has any contingent obligation which is not disclosed in the Registration Statement and is required to be disclosed therein;

                  (r) the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

                  (s) except as set forth in the Registration Statement and the
            Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Company, in connection with the offer and sale of the Securities, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise, except for such rights as have been complied with or waived;

                  (t) the Securities have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Securities by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement to which the Company or any of its Subsidiaries is a party or otherwise;

                  (u) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                  (v) neither the Company nor any of its affiliates (i) is
            required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

                  (w) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Securities;

                  (x) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

                  (y) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the New York Stock Exchange;

                  (z) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

                  (aa) the descriptions in the Registration Statement and the
            Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required;

                  (bb) the Company and each Subsidiary owns or possesses
            adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could, individually or in the aggregate, materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company or any Subsidiary;

                  (cc) the Company and each of its Subsidiaries maintain a
            system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;
            (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (dd) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could, individually or in the aggregate, materially adversely affect the business, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively; all tax liabilities are adequately provided for on the respective books of such entities;

                  (ee) each of the Company and its Subsidiaries maintains
            insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect and will be in full force and effect at the Closing Time or Option Closing Time, if later;

                  (ff) neither the Company nor any of its Subsidiaries has
            violated, or received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of its Subsidiaries, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which, individually or in the aggregate, could have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole;

                  (gg) neither the Company nor any of its Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of its Subsidiaries has at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of its Subsidiaries sells or from which the Company or any of its Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of its Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and its Subsidiaries;

                  (hh) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries or any of the members of the families of any of them;

                  (ii) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of its Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

                  (jj) all securities issued by the Company, any of its
            Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and
            (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange;

                  (kk) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common stock in a manner in violation of the Securities Act. The Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Securities;

                  (ll) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company nor any of its Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

                  (mm) the Company has not incurred any liability for any
            finder's fees or similar payments in connection with the transactions herein contemplated;

                  (nn) no relationship or transactions, direct or indirect,
            exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries on the other hand, which is required by the Securities Act and the regulations thereunder to be described in the Registration Statement and the Prospectus and which is not so described;

                  (oo) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by and "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (pp) there are no existing or, to the knowledge of the
            Company, threatened labor disputes with the employees of the Company or any of its Subsidiaries which are likely to have individually or in the aggregate a material adverse effect on assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

                  (qq) the Company has obtained the agreement of each of its directors in the form set forth as Exhibit A hereto;

                  (rr) any statistical and market-related data included in the
            Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required except where the failure to obtain such written consent, individually or in the aggregate, would not have a material adverse effect on the business, operations, earnings, prospects, property or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole;

                  (ss) neither the Company, nor any of its Subsidiaries, nor to the Company's knowledge, any employee or agent of the Company or its Subsidiaries, has made any payment of funds of the Company or its Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

                  (tt) if Debt Securities are offered, each applicable indenture has been, or prior to issuance of such Debt Securities will have been, duly authorized, executed and delivered by the Company; and

                  (uu) the Company meets the requirements for qualification and taxation as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code").

            4. Certain Covenants of the Company:

            The Company hereby agrees with each Underwriter:

                  (a) to furnish such information as may be required and
            otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states as the Representatives may designate and to maintain such qualifications in effect as long as required for the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Securities); and to promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (b) to prepare the Prospectus in a form approved by the
            Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement) to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act and the regulations thereunder, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to any Closing Time which shall be disapproved by the Representatives promptly after reasonable notice thereof;

                  (c) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the regulations under the Securities Act; if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Securities Act;

                  (d) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the

            Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

                  (e) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and its Subsidiaries;

                  (f) to advise the Underwriters promptly of the happening of any event within the time during which a Prospectus relating to the Securities is required to be delivered under the Securities Act which could require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                  (g) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

                  (h) to furnish to each Representative, not less than two
            business days before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act;

                  (i) to apply the net proceeds of the sale of the Securities in accordance with its statements under the caption "Use of Proceeds" in the Prospectus Supplement;

                  (j) to make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 under the Securities Act) covering a period of 12 months beginning after the effective date of the Registration Statement;

                  (k) to furnish to its security holders, for a period of five years from the date of this Agreement, as soon as practicable after the end of each fiscal year an annual report, including a balance sheet and statements of income, stockholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

                  (l) to furnish to the Representatives as early as practicable prior to the Closing Time and the Option Closing Time, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(d) hereof;

                  (m) to comply with all provisions of any undertakings
            contained in the Registration Statement;

                  (n) to use its best efforts to effect and maintain the listing of the Common Stock on the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities that are listed on the New York Stock Exchange;

                  (o) to engage and maintain, at its expense, a registrar and transfer agent for the Securities;

                  (p) not to sell, offer or agree to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the

            Company that are substantially similar to Common Stock for a period of 90 days after the date hereof (the "Lock-Up Period"), without the prior written consent of [ ], except for (i) the registration of the Securities and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus or incorporated by reference therein and (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus or incorporated by reference therein;

                  (q) to not itself and to use its best efforts to cause its executive officers, directors, stockholders and affiliates not to,
            (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities,
            (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Securities or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

                  (r) if at any time during the 30-day period after any part of the Registration Statement or Rule 462(b) Registration Statement, if any, becomes effective or the Preliminary Prospectus is filed with the Commission, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Representatives the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Company to the effect set forth above, to forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event; and

                  (s) to use its best efforts to meet the requirements to
            qualify as a "real estate investment trust" under the Code for so long as the Board of Directors of the Company deems it in the best interests of the Company's stockholders to remain so qualified.

            5. Payment of Expenses:

                  (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iii) the producing, word processing and printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorneys and any closing documents and furnishing of copies of each to the Underwriters and to dealers (including costs of compilation, mailing and shipment), (iv) the qualification of the Securities for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Securities by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Securities and miscellaneous expenses referred to in the Registration Statement, (vii) if applicable, the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange, (viii) making road show presentations with respect to the offering of the Securities, (ix) preparing and distributing bound volumes of transaction documents for the Representatives and their legal counsel and (x) the performance of the Company's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

                  (b) The Company agrees to reimburse the Representatives for their reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, but excluding the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc., which shall be paid by the Representatives (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Securities by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above); provided that, if the Securities are not delivered for any reason other than the default by one or more of the Underwriters in its or their respective obligations hereunder or the termination of this Agreement pursuant to any of clauses (i), (iii), (iv) of (v) of
            Section 7(B)(y) hereof, the Company shall reimburse the Underwriters for the fees and expenses of their outside legal counsel and such other advisors, accountants, appraisers, etc. The Underwriters acknowledge and agree that the reimbursement of any such expenses by the Company pursuant to this Section 7(b) shall be in lieu of any entitlement to the compensation that would otherwise have been earned on the sale of the Securities had this Agreement not terminated.

                  6. Conditions of the Underwriters' Obligations: The
            obligations of the Underwriters hereunder to purchase Securities at the Closing Time or at the Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company in all material respects on the date hereof and at the Closing Time and at the Option Closing Time, as applicable, the performance by the Company of its obligations hereunder in all material respects and to the satisfaction of the following further conditions at the Closing Time or at the Option Closing Time, as applicable:

                        (a) The Company shall furnish to the Underwriters at the
                  Closing Time and at the Option Closing Time opinions of Cadwalader, Wickersham & Taft LLP, special counsel to the Company and its Subsidiaries, and Ballard, Spahr, Andrews & Ingersoll, LLP, special Maryland counsel to the Company and its Subsidiaries, as to matters of Maryland law, addressed to the Underwriters and dated the Closing Time and the Option Closing Time and in form and substance satisfactory to Underwriters' counsel, stating that:

                              (1) the Company has an authorized and outstanding
                        capitalization as set forth in the Prospectus under the caption "Capitalization"; the outstanding shares of capital stock of the Company and its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and free of statutory preemptive rights and, based solely upon the exhibits to the Registration Statement and the Company's Exchange Act filings, contractual preemptive rights, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

                              (2) the Company and its Subsidiaries each has been
                        duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions described in this Agreement;

                              (3) the Company and its Subsidiaries are duly
                        qualified or licensed by each jurisdiction in which they conduct their respective businesses, and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary except where the failure to be so qualified or licensed and in good standing would not, individually and in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary, any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

                              (4) to such counsel's knowledge, the Company and
                        its Subsidiaries are in compliance in all material respects with all applicable laws, orders, rules, regulations and orders, including those relating to transactions with affiliates;

                              (5) to such counsel's knowledge, neither the
                        Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) its respective articles of incorporation or charter or by-laws, or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries; except such breaches or defaults in the case of (ii) above which, individually and in the aggregate, would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries take as a whole;

                              (6) the execution, delivery and performance of
                        this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement and the application of the net proceeds from the offering and sale of the Securities in the manner set forth in the Prospectus Supplement under the caption "Use of Proceeds" do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the certificate of incorporation, charter or by-laws of the Company or any Subsidiary, (ii) any provision of any license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument to the best knowledge of such counsel and to which the Company or any Subsidiary is a party or by which any of them or their respective properties or assets may be bound or affected, (iii) any law or regulation binding upon or applicable to the Company or any Subsidiary or any of their respective properties or assets, or (iv) any decree, judgment or order to the best knowledge of such counsel to be applicable to the Company or any Subsidiary; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or its Subsidiaries;

                              (7) this Agreement has been duly authorized,
                        executed and delivered by the Company;

                              (8) no approval, authorization, consent or order
                        of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transaction contemplated hereby, and the issuance, sale and delivery of the Securities by the Company as contemplated hereby, other than such as have been obtained or made under the Securities Act and the regulations thereunder, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the NASD;

                              (9) to such counsel's knowledge, each of the
                        Company and its Subsidiaries has all necessary material licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in the Prospectus; to such counsel's knowledge neither the Company nor any Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such material license, authorization, consent or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or any of its Subsidiaries;

                              (10) the Securities have been duly authorized and,
                        when the Securities have been issued and duly delivered against payment therefor as contemplated by this Agreement, the Securities will be validly issued, fully paid and nonassessable, and the Underwriters will acquire good and marketable title to the Securities, free and clear of any pledge, lien, encumbrance, security interest, or other claim;

                              (11) the issuance and sale of the Securities by
                        the Company is not subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation, charter or by-laws of the Company, or under any agreement known to such counsel to which the Company or any of its Subsidiaries is a party or, to such counsel's knowledge, otherwise;

                              (12) to such counsel's knowledge, there are no
                        persons with registration or other similar rights to have any equity securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

                              (13) the capital stock of the Company, including
                        the Securities, conforms in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus;

                              (14) the Registration Statement, including the
                        Prospectus and such amendments to such Registration Statement as may be required prior to the date of this Agreement, has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by Rule 424;

                              (15) the Registration Statement and the Prospectus
                        as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Closing Time or Option Closing Time, as applicable, (except as to the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations thereunder;

                              (16) the statements under those sections
                        "Description of Capital Stock" and "Plan of
                        Distribution" in the Registration Statement and section "Underwriting" in the Prospectus Supplement, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

                              (17) to such counsel's knowledge, there are no
                        actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of its Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be described in the Prospectus but are not so described;

                              (18) to such counsel's knowledge, there are no
                        contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Prospectus which have not been so filed, summarized or described, and all such summaries and descriptions, in all material respects, fairly and accurately set forth the material provisions of such contracts and documents;

                              (19) to such counsel's knowledge, the Company and
                        each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company or any Subsidiary;

                              (20) to such counsel's knowledge, each of the
                        Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively;

                              (21) none of the Company or any of its
                        Subsidiaries is, and if operated solely in the manner described in the Prospectus will be, (i) an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act or
                        (ii) a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act; and

                              (22) the documents incorporated by reference in
                        the Registration Statement and Prospectus as amended or supplemented, when they became effective or were filed (or, if an amendment with respect to any such document was filed when such amendment was filed) with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion).

            In addition, Cadwalader, Wickersham & Taft LLP shall state that, in the opinion of such counsel, and subject to the restrictions and limitations set forth in such counsel's tax opinion filed as an exhibit to the Registration Statement and reasonably acceptable to the Underwriters, (a) the Company is qualified to be taxed as a real estate investment trust under the Code and (b) the proposed method of operation described in the Prospectus and as represented to such counsel by the Company will enable the Company to continue to satisfy the requirements for such qualification for subsequent fiscal years under the Code. Such counsel may state that actual qualification as a real estate investment trust, however, will depend upon the Company's continued ability to meet, and its meeting, through actual annual operating results and distributions, the various qualifying tests under the Code.

            Additionally, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company, representatives of the Representatives, at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (13), (16), (17) and (18) above), they have no reason to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Preliminary Prospectus or the Prospectus or any supplement thereto, as of their respective effective or issue date, and at all times up to and including the date of such counsel's opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included in the Registration Statement, Preliminary Prospectus, Prospectus or documents incorporated by reference therein).

                  (b) The Company shall furnish to the Underwriters at the
            Closing Time and at the Option Closing Time, as applicable, a letter permitting it to rely upon the opinions given pursuant to this Agreement, which opinions and reliance letters shall be in form and substance satisfactory to [ ].

                  (c) The Representatives shall have received from Deloitte &
            Touche LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and the Option Closing Time, as the case may be, addressed to the Representatives, in form and substance satisfactory to the Representatives, relating to the financial statements of the Company and its Subsidiaries and such other matters customarily covered by comfort letters issued in connection with registered public offerings in the forms heretofore approved by the Representatives.

                  (d) The Representatives shall have received at the Closing
            Time and at the Option Closing Time, as applicable, the favorable opinion of [ ], counsel for the Underwriters, dated the Closing Time or the Option Closing Time, as applicable, addressed to the Representatives with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other matters as the Representatives reasonably may request.

                  (e) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

                  (f) Prior to the Closing Time and the Option Closing Time (i)
            no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (g) Between the time of execution of this Agreement and the
            Closing Time or the Option Closing Time, as the case may be, (i) no material and unfavorable change or any development involving a material adverse change, financial or otherwise (other than such change or development as specifically identified in the Registration Statement and Prospectus at the time of this Agreement), in the business, properties, financial condition, results of operation or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

                  (h) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (i) The Representatives shall have received signed letters, dated the date of this Agreement, from each of the directors of the Company referred to in Section 3(qq) hereof in the form set forth as Exhibit A hereto.

                  (j) The Company will, at the Closing Time and at the Option
            Closing Time, deliver to the Underwriters a certificate of its Chairman of the Board and Chief Executive Officer and its Executive Vice President and Chief Financial Officer to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement are true and correct and the conditions set forth in paragraphs (g) and (h) have been satisfied, in each case as of such date.

                  (k) Between the time of execution of this Agreement and the
            Closing Time or Option Closing Time, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act. It is understood and agreed that as of the date of this Agreement and the Closing Time or Option Closing Time, as the case may be, neither the Company nor any of its Subsidiaries has or will have any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization."

                  (l) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statement of the Company contained herein and in Agreement and Power of Attorney, and the performance by the Company of its covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or the Option Closing Time as the Underwriters may reasonably request.

                  (m) The Company shall have performed such of its obligations under this Agreement and Agreement and Power of Attorney as are to be performed by the terms hereof and thereof at or before the Closing Time or the Option Closing Time.

            7. Termination: The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of
      [      ] or any group of Underwriters (which may include [      ]) which
      has agreed to purchase in the aggregate at least 50% of the Initial Securities, (A) at any time prior to the Closing Time or Option Closing Time, if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (B) if, since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and Prospectus, (x) there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition, shareholders' equity or results of operation of the Company and its Subsidiaries taken
      as a whole, which would, in the judgment of [      ] or such group of
      Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement and Prospectus, or (y) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; (ii) a suspension or material limitation in trading in the Company's Common Stock on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the declaration of war by the United States in accordance with its constitutional process or the outbreak or escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war; or
      (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
      (v), in the judgment of [      ] or such group of Underwriters makes it
      impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement and Prospectus; or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act. It is understood and agreed that as of the date of this Agreement and the Closing Time or Option Closing Time, as the case may be, neither the Company nor any of its Subsidiaries has or will have any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization."

            If [      ] or such group of Underwriters elects to terminate this
      Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by telephone, promptly confirmed by facsimile.

            If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

            8. Increase in Underwriters' Commitments: If any Underwriter shall default at the Closing Time or the Option Closing Time in its obligation to take up and pay for the Initial Securities or Option Securities, as the case may be, to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Initial Securities or Option Securities, as the case may be, which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Securities"). Absent the completion of such arrangements within such 36 hour period, (i) if the total number or amount of Defaulted Securities does not exceed 10% of the total number or amount of Initial Securities or Option Securities, as the case may be, to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number or amount of Initial Securities or Option Securities, as the case may be, which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number or amount of Initial Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number or amount of Defaulted Securities exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability to any non-defaulting Underwriter.

            Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Initial Securities or Option Securities, as the case may be, hereunder on such date unless all of the Initial Securities or Option Securities, as the case may be, to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

            If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the Option Closing Time, as applicable, for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

            The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as, if such substituted Underwriter had originally been named in
      Schedule I to this Agreement.

            9. Indemnity and Contribution:

                  (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, officers and directors and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement made by the Company in
            Section 3 of this Agreement or the failure by the Company to perform when and as required any agreement or covenant contained herein, (B) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Securities, (C) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, or (D) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information concerning an Underwriter furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement or such Prospectus, provided, however, that the indemnity agreement contained in this subsection (a) with respect to the Preliminary Prospectus or the Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representatives and furnished to the Underwriters prior to the Closing Time corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus or supplement thereto to such person at or prior to the written confirmation of the sale of Securities to such person, unless such failure resulted from noncompliance by the Company with Section 4(b) above.

                  (b) If any action, suit or proceeding (each, an "Action") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to subsection (a) above, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Action, and the Company shall assume the defense of such Action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation the Company may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Action, or the Company shall not have employed counsel to have charge of the defense of such Action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Company (in which case) the Company shall not have the right to direct the defense of such Action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or such persons in any one Action or series of related Actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such Action). The Company shall not be liable for any settlement of any such Action effected without the its written consent, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this subsection (b), then the indemnifying party agrees that it shall be liable for any settlement of any Action effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Action and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, its directors and officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading.

                  If any Action is brought against the Company or any such
            person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such Action and the Representatives, on behalf of the Underwriters, shall assume the defense of such Action, including the employment of counsel reasonably satisfactory to such indemnified party and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such Action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one Action or series of related Actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). No Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent or the indemnified party, effect any settlement of any pending or threatened Action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Action.

                  (d) The indemnification provided for in this Section 9 is
            unavailable to an indemnified party under subsections (a), (b) and
            (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Action.

                  (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable,
            (ii) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

            10. Survival: The indemnity and contribution agreements contained in
      Section 9 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Securities. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Securities, or in connection with the Registration Statement or Prospectus.

            11. Information Furnished by the Underwriters. The statements set forth in the fifth, seventh, eighth and ninth paragraphs under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.

            12. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered
      to [Name], [Address], [City, State Zip], Attention: [      ]; if to the
      Company, shall be sufficient in all respects if delivered to the Company at the executive offices of the Company.

            13. Governing Law; Headings: THIS AGREEMENT AND ANY CLAIM, COUNTERCLAIM OR DISPUTE OF ANY KIND OR NATURE WHATSOEVER

      ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT ("CLAIM"), DIRECTLY OR INDIRECTLY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

            14. Submission to Jurisdiction: Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any
      third party against [      ] or any indemnified party. Each of [      ]
      and the Company (in the case of the Company, on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

            15. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

            16. Counterparts and Facsimile Signatures: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

            17. Successors and Assigns: This Agreement shall be binding upon the Underwriters, the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

            If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

                                       Very truly yours,

                                       AMERICAN HOME MORTGAGE
                                         INVESTMENT CORP.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Accepted and agreed to as
   of the date first above written
   on behalf of the other Underwriters
   named on Schedule I hereto:

   [NAME]

   By:


By:
   ----------------------------------------
   Title:

                                   SCHEDULE I


                                          Number of     Number of
                                           Initial       Option
                                         Securities    Securities
                                            to be         to be
             Underwriter                  Purchased     Purchased
------------------------------------     ----------    ----------


                                         ----------    ----------
Total...............................
                                         ==========    ==========